EXHIBIT 10.1


                              MANAGEMENT CONSULTING

                               SERVICES AGREEMENT








                                     AMONG:


                                 PETROGEN CORP.



                                      AND:


                                 PETROGEN, INC.



                                      AND:


                                  NEVILLE HENRY






                                 PETROGEN CORP.
                       3200 Southwest Freeway, Suite 3300
                          Houston, Texas, U.S.A., 77077
                                   __________


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

                    MANAGEMENT CONSULTING SERVICES AGREEMENT


     THIS MANAGEMENT CONSULTING SERVICES AGREEMENT is made and dated for reference effective as at January 1, 2004 (the "EFFECTIVE DATE") as fully executed effective on this _____ day of January, 2004.


AMONG:


     PETROGEN CORP., a company incorporated under the laws of the State of Nevada, U.S.A., and having an executive office and an address for notice and delivery located at 3200 Southwest Freeway, Suite 3300, Houston, Texas, U.S.A., 77077

     (the "COMPANY");
                                                               OF THE FIRST PART


AND:


     PETROGEN, INC., a company incorporated under the laws of the State of Colorado, U.S.A., and also having an executive office and an address for notice and delivery located at 3200 Southwest Freeway, Suite 3300, Houston, Texas, U.S.A., 77077

     ("PETROGEN, INC.");
                                                              OF THE SECOND PART


     (the Company and Petrogen, Inc. being hereinafter collectively also referred to as the "COMPANIES" as the context so requires).


AND:


     NEVILLE HENRY, having an address for notice and delivery located at 11935 Cobblestone Drive, Houston, Texas, U.S.A., 77024

     (the "CONSULTANT");
                                                               OF THE THIRD PART


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

     (the  Company,   Petrogen,   Inc.  and  the  Consultant  being  hereinafter
     singularly also referred to as a "PARTY" and collectively referred to as the "PARTIES" as the context so requires).


     WHEREAS:


     A. The Company is a reporting company incorporated under the laws of the State of Nevada, U.S.A., and has its common shares listed for trading on the NASDAQ Over-The-Counter Bulletin Board;


     B. Petrogen, Inc. is a non-reporting company incorporated under the laws of the State of Colorado, U.S.A., and, in accordance with the terms and conditions of a certain "Share Exchange Agreement", dated for reference effective as at October 11, 2002 (the "SHARE EXCHANGE AGREEMENT"), as entered into among the Company, Petrogen, Inc. and all of the shareholders of Petrogen, Inc., the Company therein purchased all of the issued and outstanding shares of Petrogen, Inc. from the shareholders of Petrogen, Inc.;


     C. In conjunction with the recent completion by the Company of the Share Exchange Agreement the resulting Company is now involved in the principal business of Petrogen, Inc.; which is oil and gas development and production (collectively, the resulting "BUSINESS"); and, as a consequence thereof, the Companies are hereby desirous of retaining the Consultant as the Companies' respective President and Chief Operating Officer, and the Consultant is hereby desirous of accepting such positions, in order to provide such related services to the Companies (collectively, the "GENERAL SERVICES") as may be necessary and determined during the continuance of this agreement (the "AGREEMENT");


     E. Since the introduction of the Parties hereto the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the proposed General Services and, correspondingly, that it is their intention by the terms and conditions of this Agreement to hereby replace, in their entirety, all such prior discussions, negotiations, understandings and agreements with respect to the proposed General Services; and


     F. The Parties hereto have agreed to enter into this Agreement which replaces, in their entirety, all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within General Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;


     NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS
FOLLOWS:


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION


     1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:


         (a) "ADVANCES" has the meaning ascribed to it in section "3.4" hereinbelow;


         (b) "ADDITIONAL OPTION" has the meaning ascribed to it in section "4.7" hereinbelow;


         (c) "AGREEMENT" means this Management Consulting Services Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof, together with any Schedules attached hereto;


         (d) "BENEFITS" has the meaning ascribed to it in section "4.8" hereinbelow;


         (e) "BOARD OF DIRECTORS" means the Board of Directors of each or either of the Company and Petrogen, Inc. as duly constituted from time to time;


         (f) "BONUS" has the meaning ascribed to it in section "4.4" hereinbelow;


         (g) "BUSINESS" has the meaning ascribed to it in recital "D." hereinabove.


         (h) "BUSINESS DAY" means any day during which United States Chartered Banks are open for business in the City of Houston, State of Texas, U.S.A.;


         (i) "CHANGE IN CONTROL" means, in relation to section "4.7" hereinbelow, the occurrence of any of the following events:


                  (i) the acquisition, whether direct or indirect, of voting shares of the Company in excess of 20% of the issued and outstanding voting shares of the Company by a person or group of persons acting in concert, other than through an Consultant share purchase plan or Consultant share ownership plan and other than by persons who are, or who are controlled by, the existing shareholders of the Company;


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

                  (ii) any change or changes in the composition of the Board of Directors of the Company from the Effective Date such that less than a majority of the Board of Directors continues to consist of Directors who are continuing Directors (each a "CONTINUING DIRECTOR"). In this regard Continuing Director means an individual who is a member of the Board of Directors as of the Effective Date, or who becomes a member of the Board of Directors subsequent to the Effective Date with the approval of a majority of the Directors who were Continuing Directors as of the Effective Date;


                  (iii) a merger of the voting shares of the Company where the voting shares of the resulting merged company are owned or controlled by shareholders of whom more than 20% are not the same as the shareholders of the Company immediately prior to the merger; or


                  (iv) a sale by the Company of substantially all of the assets of the Company to an entity that is not controlled by either the shareholders of the Company or by the Company;


         (j) "COMPANIES" means the Company and Petrogen, Inc.;


         (k) "COMPANY" means Petrogen Corp., a company incorporated under the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;


         (l) "COMPANY'S NON-RENEWAL NOTICE" has the meaning ascribed to it in section "3.2" hereinbelow;


         (m)      "CONSULTANT" means Neville Henry;


         (n) "CPR RULES" means the CPR NON-ADMINISTERED ARBITRATION RULES, as amended, as set forth in Article "7" hereinbelow;


         (o) "EFFECTIVE DATE" has the meaning ascribed to it on the front page of this Agreement;


         (p) "EFFECTIVE TERMINATION DATE" has the meaning ascribed to it in each of sections "3.2", "3.3", "3.4" and "3.5" hereinbelow;


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

         (q) "EXCHANGE ACT" has the meaning ascribed to it in section "4.7" hereinbelow;


         (r) "EXECUTIVE" has the meaning ascribed to it in section "4.7" hereinbelow;


         (s) "EXPENSES" has the meaning ascribed to it in section "4.5" hereinbelow;


         (t) "FEE" has the meaning ascribed to it in section "4.1" hereinbelow;


         (u) "FOLLOW-ON OPTION" has the meaning ascribed to it in section "4.7" hereinbelow;


         (v) "FORM S-8 REGISTRATION STATEMENT" has the meaning ascribed to it in section "4.7" hereinbelow;


         (w) "GENERAL SERVICES" has the meaning ascribed to it in section "2.1" hereinbelow;


         (x) "INDEMNIFIED PARTY" has the meaning ascribed to it in section "6.1" hereinbelow;


         (y) "INITIAL OPTION" has the meaning ascribed to it in section "4.7" hereinbelow;


         (z) "INITIAL VESTING DATE" has the meaning ascribed to it in section "4.7" hereinbelow;


         (aa) "INSURANCE" has the meaning ascribed to it in section "6.2" hereinbelow;


         (ab) "OPTION" has the meaning ascribed to it in section "4.7" hereinbelow;


         (ac) "OPTION PLAN" has the meaning ascribed to it in section "4.7" hereinbelow;


         (ad) "OPTION SHARE" has the meaning ascribed to it in section "4.7" hereinbelow;


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

         (ae) "PARTIES" or "PARTY" means, individually and collectively, the Company, Petrogen, Inc. and/or the Consultant hereto, as the context so requires, together with each of their respective successors and permitted assigns as the context so requires;


         (af) "PETROGEN, INC." means Petrogen, Inc., a company incorporated under the laws of the State of Colorado, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;


         (ag) "POOLING AGREEMENT" has the meaning ascribed to it in section "4.7" hereinbelow;


         (ah) "REGULATORY APPROVAL" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities;


         (ai) "REGULATORY AUTHORITIES" and "REGULATORY AUTHORITY" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of either of the Company, Petrogen, Inc. and/or the Consultant and including, without limitation, and where applicable, the British Columbia Securities Commission, the United States Securities and Exchange Commission, NASDAQ and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;


         (aj) "REPLENISHED OPTION" has the meaning ascribed to it in section "4.7" hereinbelow;


         (ak) "RULE" has the meaning ascribed to it in section "4.6" hereinbelow;


         (al) "SECURITIES ACT" has the meaning ascribed to it in section "4.7" hereinbelow;


         (am) "SETTLEMENT AMOUNT" has the meaning ascribed to it in section "4.7" hereinbelow;


         (an) "SEVERANCE PACKAGE" has the meaning ascribed to it in section "3.2" hereinbelow;


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

         (ao) "SUBSIDIARY" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary;


         (ap) "VACATION" has the meaning ascribed to it in section "4.6" hereinbelow; and


         (aq) "VESTING OPTION" has the meaning ascribed to it in section "4.7" hereinbelow.


     1.2 INTERPRETATION. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:


         (a) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;


         (b) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and


         (c) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and VICE VERSA.


                                    ARTICLE 2
                  GENERAL SERVICES AND DUTIES OF THE CONSULTANT


     2.1 GENERAL SERVICES. During the continuance of this Agreement the Companies hereby agree to retain the Consultant as the respective President of each of the Companies, and the Consultant hereby agrees to be subject to the direction and supervision of the Chief Executive Officer of the Company, Sacha
H. Spindler, and the Board of Directors of the Company (the "BOARD OF DIRECTORS"), consistent with such positions, and the Consultant also agrees to accept such positions in order to provide such related services as the Chief Executive Officer and Board of Directors shall, from time to time, reasonably assign to the Consultant and as may be necessary for the ongoing maintenance and development of the Companies' various Business interests during the continuance of this Agreement (collectively, the "GENERAL SERVICES"); it being expressly acknowledged and agreed by the Parties hereto that the Consultant shall commit and provide to the Companies the General Services on a reasonably full-time basis during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to pay and provide to the


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
order and direction of the Consultant each of the proposed Fee (as hereinafter determined), signing fee, Bonus (as hereinafter determined), Expense (as hereinafter determined) payment reimbursements, Options (as hereinafter determined), Vacation (as hereinafter determined) pay, Benefits (as hereinafter determined) and Severance Package (as hereinafter determined) in accordance with Articles "3" and "4" hereinbelow.


     In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and shall rely upon the advice, direction and instructions of Sacha H. Spindler, the current Chairman, Chief Executive Officer and a Director of each of the Companies, or upon the advice or instructions of such other Director or Officer of the Company as Mr. Spindler shall, from time to time, designate in times of Mr. Spindler's absence, in order to initiate, coordinate and implement the General Services as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors of the Company.


     2.2 ADDITIONAL DUTIES RESPECTING THE GENERAL SERVICES. Without in any manner limiting the generality of the General Services to be provided as set forth in section "2.1" hereinabove, it is hereby also acknowledged and agreed that Consultant will, during the continuance of this Agreement, devote reasonably all of the Consultant's consulting time to the General Services of the Consultant as may be determined and required by the Board of Directors for the performance of said General Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Companies and, furthermore, that the Consultant's consulting time will be prioritized at all times for the Companies in that regard.


     2.3 ADHERENCE TO RULES AND POLICIES OF THE COMPANIES. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Companies and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant as the President and Chief Operating Officer of each of the Companies.


                                    ARTICLE 3
                    EFFECTIVENESS, TERMINATION AND SEVERANCE


     3.1 EFFECTIVENESS OF THE AGREEMENT. This Agreement commences on the Effective Date as set forth hereinabove, however, is subject, at all times, to the Companies' prior receipt, if required, of Regulatory Approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement.


     3.2 TERMINATION WITHOUT CAUSE BY THE COMPANY AND SEVERANCE PACKAGE. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Company at any time after the Effective Date and during the


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
continuance of this Agreement upon its delivery to the Consultant of prior written notice of its intention to do so (the "COMPANY'S NOTICE OF TERMINATION") at least 60 calendar days prior to the effective date of any such termination (the "EFFECTIVE TERMINATION DATE"). In any such event the Consultant's ongoing obligation to provide the General Services will continue only until the
Effective Termination Date and the Company's shall continue to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow until the Effective Termination Date (and including for greater certainty, however, without limiting any of the amounts payable under Article "4" hereinbelow, a pro rata portion of any Fees (as hereinafter determined), Bonuses (as hereinafter determined), Vacation (as hereinafter determined) pay and Benefits (as hereinafter determined). In this regard, and in addition to all of the amounts otherwise due and payable to the Consultant under Article "4" hereinbelow, the Company shall also pay to the Consultant the following amounts in the following manner, however, subject at all times to the Consultant's ongoing compliance with the Consultant's obligations under Article "5" hereinbelow:


         (a) an additional severance payment equating to an aggregate of three months of the monthly Fee then payable by the Company to the Consultant on the Effective Termination Date; and payable within 10 business days of the Effective Termination Date;


         (b) any Expense payment reimbursements which would then be due and owing by the Company to the Consultant to the date of the Effective Termination Date; and, subject to the Consultant's prior compliance with the provisions of section "4.5" hereinbelow, payable within 10 business days of the Effective Termination Date;


         (c) any Vacation pay which would then be due and owing by the Company to the Consultant to the date of the Effective Termination Date; and payable within 10 business days of the Effective Termination Date;


         (d) subject to the provisions of section "4.7" hereinbelow, confirmation that all of the Consultant's then issued and outstanding and vested Options in and to the Company as at the Effective Termination Date are exercisable for a period of one year from the Effective Termination Date; and


         (e) confirmation that all of the Consultant's then Benefits coverage would be extended to the Consultant and paid for by the Company for a period ending one year from the Effective Termination Date;


with the aggregate of each such obligation of the Company to the Consultant under each of paragraphs "(a)", "(b)", "(c)", "(d)" and "(e)" hereinabove being herein collectively referred to as the "SEVERANCE PACKAGE".


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

     3.3 TERMINATION WITHOUT CAUSE BY THE CONSULTANT. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Consultant at any time after the Effective Date and during the continuance of this Agreement upon the Consultant's delivery to the Company of prior written notice of its intention to do so at least 30 calendar days prior to the effective date of any such termination (herein also the "EFFECTIVE TERMINATION DATE"). In any such event the Company shall pay to the Consultant all of the amounts otherwise due or payable to the Consultant by the Company pursuant to Article "4" hereinbelow until the Effective Termination Date.


     3.4 TERMINATION FOR CAUSE BY ANY PARTY AND ADVANCE. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by either Party hereto at any time upon written notice to the other Party of such Party's intention to do so at least 30 calendar days prior to the effective date of any such termination (herein also the "EFFECTIVE TERMINATION DATE"), and damages sought, if:


         (a) the other Party fails to cure a material breach of any provision of this Agreement within 30 calendar days from its receipt of written notice from said Party (unless such material breach cannot be reasonably cured within said 30 calendar days and the other Party is actively pursuing to cure said material breach);


         (b) the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 30 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 30 calendar days and the other Party is actively pursuing to cure said willful non-compliance);


         (c) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or


         (d) the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 30 calendar days.


     In this regard, and in the event that either of the Companies terminates this Agreement at any time for cause by providing 30 calendar days' prior written notice to the Consultant with respect to either of paragraphs "(a)" or "(b)" only hereinabove, the Company shall pay to the Consultant all of the amounts otherwise due or payable to the Consultant by the Company pursuant to Article "4" hereinbelow until the Effective Termination Date (collectively, the "ADVANCE").


     In this regard, and in the event that the Consultant terminates this Agreement at any time for cause by providing 30 calendar days' prior written notice to the Company with respect to either of paragraphs "(a)" or "(b)" only


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
hereinabove, the Company shall also pay to the Consultant all of the amounts otherwise due or payable to the Consultant by the Company pursuant to Article "4" hereinbelow until the Effective Termination Date as an Advance. In addition, and should it then be either agreed by the Company or determined by arbitration in accordance with Article "7" hereinbelow that the Consultant had, in fact, appropriately terminated this Agreement for cause, the Company shall then be obligated to provide and pay to the Consultant all of the amounts which comprise the Severance Package in the manner as set forth in section "3.2" hereinabove.


     3.5 DISABILITY OR DEATH AND ADVANCE. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time by any Party within 30 calendar days after the death or disability of the Consultant, as a without fault termination (the resulting effective date of any such termination being herein also the "EFFECTIVE TERMINATION DATE"). For the purposes of this Agreement the term "DISABILITY" shall mean the Consultant shall have been unable to provide the General Services contemplated under this Agreement for a period of 180 calendar days, whether or not consecutive, during any 360 calendar day period, due to a physical or mental disability. A determination of disability shall be made by a physician satisfactory to both the Consultant and the Company; provided that if the Consultant and the Company do not agree on a physician, the Consultant and the Company shall each select a physician and these two together shall select a third physician whose determination as to disability shall be binding on all Parties. In the event that the Consultant's employment is terminated by death or because of disability pursuant to this Agreement, the Company shall pay to the estate of the Consultant or to the Consultant, as the case may be, all amounts to which the Consultant would otherwise be entitled under Article "4" hereinbelow until the Effective Termination Date.


     3.6 EFFECT OF TERMINATION. Terms of this Agreement relating to accounting, payments, confidentiality non-compete, accountability for damages or claims, and all other matters reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business of the Companies shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard. In addition, and without limiting the foregoing, each of sections "3.2", "3.3", "3.4" and "3.5" hereinabove shall survive the termination of this Agreement.


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

                                    ARTICLE 4
                 GENERAL SERVICES COMPENSATION OF THE CONSULTANT


     4.1 MONTHLY FEE. Subject at all times to sections "4.3", "4.4" and "4.5" hereinbelow, it is hereby acknowledged and agreed that the Consultant shall render the General Services as defined hereinabove during the continuance of this Agreement and shall thus be compensated on a monthly basis by the Company from the Effective Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, of the gross monthly fee of U.S. $15,000.00 (the "FEE"). In this regard it is hereby acknowledged and agreed that the within Fee represents the gross Fee which is presently due and owing by the Company to the Consultant under the terms and conditions of this Agreement. All such Fees will be due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to any such Fee payment, on the final business day of the month of the then monthly period of service during the continuance of this Agreement; provided, however, that it is hereby acknowledged and agreed: (i) that only U.S. $7,500.00 of the Fee will actually be paid by the Company to the Consultant on a monthly basis from the Effective Date hereof up to and including the month of January of 2004; and (ii) that only U.S. $10,000.00 of the Fee will actually be paid by the Company to the Consultant on a monthly basis thereafter; with the balance of each monthly Fee being accrued, without interest, until such time as the Company is in a position to be able to afford to pay the Consultant either the balance of all Fees accrued or the entire monthly Fee from future financing(s) and/or positive monthly cash flow.


     4.2 SIGNING FEE. In addition to and notwithstanding any other compensation provided by the Company to the Consultant under this Agreement, upon the Effective Date of this Agreement the Company shall also pay to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, of a one-time signing fee of U.S. $35,000.00.


     4.3 INCREASE IN THE FEE. It is hereby acknowledged that the proposed initial Fee payments under this Agreement were negotiated as between the Parties hereto in the context of the stage of development of the Companies existing as at the Effective Date hereof. Correspondingly, it is hereby acknowledged and agreed that the Fee shall be reviewed and renegotiated at the request of either Party on a reasonably consistent basis during the continuance of this Agreement and, in the event that the Parties cannot agree, then the Fee shall be increased on an annual basis by the greater of (i) 15% and (ii) the percentage which is the average percentage of all increases to management salaries and fees within the Companies during the previous 12-month period. Any dispute respecting either the effectiveness or magnitude of the final Fee hereunder shall be determined by arbitration in accordance with Article "7" hereinbelow.


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

     4.4 BONUS. It is hereby also acknowledged that the Board of Directors shall, in good faith, consider the payment of reasonable industry standard annual bonuses (each being a "BONUS") based upon the performance of the Companies and upon the achievement by the Consultant and/or the Companies of reasonable management objectives to be reasonably established by the Board of Directors (after reviewing proposals with respect thereto defined by the Consultant in the Consultant's capacity as the President of each of the Companies, and delivered to the Board of Directors by the Consultant at least 30 calendar days before the beginning of the relevant year of the Company (or within 90 calendar days following the commencement of the Company's first calendar year commencing on the Effective Date). These management objectives shall consist of both financial and subjective goals and shall be specified in writing by the Board of Directors, and a copy shall be given to the Consultant prior to the commencement of the applicable year. The payment of any such Bonus shall be payable no later than within 120 calendar days of the ensuing year after any calendar year commencing on the Effective Date. Any dispute respecting either the effectiveness or the magnitude of any Bonus hereunder shall be determined by arbitration in accordance with Article "7" hereinbelow.


     4.5 REIMBURSEMENT OF EXPENSES. It is hereby acknowledged and agreed that the Consultant shall also be reimbursed for all direct, reasonable expenses mutually agreed upon in advance between the Company and the Consultant actually and properly incurred by the Consultant for the benefit of the Companies (collectively, the "EXPENSES"); and which Expenses shall include, but not be limited to, all cellular phone, telephone, facsimile, travel, mileage, meal, courier, postage, etc. expenses, or any other incidental Expenses to an amount of not more that U.S. $500.00 per month, or any other Expenses that may be greater than U.S. $500.00 per month that are mutually agreed upon in advance by the Company and the Consultant; and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant to the Company of written substantiation on account of each such reimbursable Expense. In this regard the Company also intends to provide the Consultant with a laptop and desktop computer for his use during the continuance of and for the purposes of rendering the General Services under this Agreement.


     4.6 PAID VACATION. It is hereby also acknowledged and agreed that, during the continuance of this Agreement, the Consultant shall be entitled to four weeks paid vacation (collectively, the "VACATION") during each and every year during the continuance of this Agreement. In this regard it is further understood hereby that the Consultant's entitlement to any such paid Vacation during any year (including the initial year) during the continuance of this Agreement will be subject, at all times, to the Consultant's entitlement to only a pro rata portion of any such paid Vacation time during any year (including the initial year) and to the effective date upon which this Agreement is terminated prior to the end of any such year for any reason whatsoever.


     4.7 INITIAL OPTION, VESTING OPTIONS, ADDITIONAL OPTIONS, REPLENISHED OPTIONS AND FOLLOW-ON Options. Subject to the following, it is hereby further acknowledged and agreed that, during the continuance of this Agreement, the Consultant will be granted, subject to the rules and policies of the Regulatory


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

Authorities and applicable securities legislation, the terms and conditions of the Company's existing stock option plan (the "OPTION PLAN") and the final determination of the Board of Directors, acting reasonably, the following incentive stock options (each being an "OPTION") to acquire up to the following number of common shares of the Company (each being an "OPTION SHARE" when acquired) in the following manner and subject to the following restrictions:


         (a) INITIAL OPTION: upon the Effective Date of this Agreement the Consultant will be granted an incentive stock Option in and to the Company for the collective purchase of no less than an aggregate of up to 200,000 Option Shares of the Company; which incentive Option will be exercisable for a period of ten years from the Effective Date, at an exercise price of U.S. $0.20 per Option Share in respect of 100,000 of such Option Shares and at an exercise price of U.S. $0.25 per Option Share in respect of the balance of 100,000 of such Option Shares; all in accordance with the terms and conditions of the Company's existing Option Plan and the rules and policies of the Regulatory Authorities (such Option being herein the "INITIAL OPTION");


         (b) VESTING OPTIONS: upon the Effective Date of this Agreement the Consultant will also be granted incentive and vesting stock Options in and to the Company for the collective purchase of no less than an aggregate of up to a further 1,200,000 Option Shares of the Company; at an exercise price of U.S. $0.25 per Option Share; which incentive vesting Options (each such Option being herein a "VESTING OPTION") will be exercisable for the periods set forth hereinbelow and subject to the following vesting provisions for exercise during the continuance of this Agreement in the following manner only:


                  (i) INITIAL VESTING OPTION: as to an initial 600,000 of the Option Shares under the Vesting Option, the Consultant shall have the initial vested right, for a period of ten years from the Effective Date, to purchase an aggregate of up to 16,690 Option Shares under the initial Vesting Option one month following the Effective Date (the "INITIAL VESTING DATE"), and the Consultant's remaining right to purchase an aggregate of up to the remaining 583,310 Option Shares under the initial Vesting Option shall only vest in equal monthly proportions over a period of 35 months from the Initial Vesting Date; with the first such proportion (that being 1/35th or for 16,666 Option Shares) of the Vesting Option vesting on the day which is one month from the Initial Vesting Date and with the remaining monthly proportions of the Vesting Option vesting on the same day of the month for each of the ensuing 34 months therefrom; and


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

                  (ii)     FINAL  VESTING  OPTION:   subject  to  the  following
                           restriction as to exercise, as to the remaining 600,000 of the Option Shares under the Vesting Option, the Consultant shall have the further vested right, for a period of five years from the Effective Date, to purchase an aggregate of up to 16,690 additional Option Shares under the final Vesting Option on the Initial Vesting Date; and the Consultant's remaining right to purchase an aggregate of up to the remaining 583,310 Option Shares under the final Vesting Option shall only vest in equal monthly proportions over a period of 35 months from the Initial Vesting Date; provided, however, that the Consultant's right to exercise and acquire any Option Shares under this final Vesting Option will be limited, at all times, to the exercise and acquisition of any vested Option Shares under the final Option Agreement within a period of 12 months from the actual date of vesting in each such instance (failing which that portion of the then vested and final Vesting Option will automatically terminate);


         (c) ADDITIONAL OPTIONS: it is hereby also acknowledged and agreed that, during each year during the ongoing continuance of this Agreement, the Consultant shall also be compensated by the Company from the commencement of each such year of this
                  Agreement to the termination of the same by way of the granting by the Company to the Consultant, again subject to each of the rules and policies of the Regulatory Authorities and applicable securities legislation, the terms and conditions of the Company's existing Option Plan and the final determination of the Board of Directors, acting reasonably, of further incentive stock Options in and to the Company (each being an "ADDITIONAL OPTION") for the collective purchase of not less than a further aggregate of the following number of Option Shares of the Company in the following manner:


                  (i) upon the first day of the second year of the continuance of this Agreement the Consultant will be granted an Additional Option in and to the Company for the collective purchase of no less than an aggregate of up to 600,000 Option Shares of the Company for a period of ten years from the date of such granting;


                  (ii) upon the first day of the third year of the continuance of this Agreement the Consultant will be granted a further Additional Option in and to the Company for the collective purchase of no less than an aggregate of up to a further 600,000 Option Shares of the Company for a period of ten years from the date of granting; and


                  (iii) upon the first day of the fourth year of the continuance of this Agreement the Consultant will be granted a further Additional Option in and to the Company for the collective purchase of no less than


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
                           an aggregate of up to a further 600,000 Option Shares of the Company for a period of ten years from the date of granting; and


                  at each such date of granting of an Additional Option as contemplated hereinabove each such Additional Option will be exercisable at an exercise price per Option Share underlying any such Additional Option determined at up to 30% below the then ten-day trading average of the Company's shares on any recognized exchange in North America immediately prior to the date of granting; and which Additional Option or Additional Option(s), subject to the final form of Option agreement, shall, unless otherwise determined by the Board of Directors, acting reasonably, vest not less than on an equivalent basis quarterly during the first year of the exercise period of any such Additional Option and based upon the prior attainment by the Companies of certain development milestones which shall be agreed to by the Consultant and the Company in advance of the granting of any such Additional Option. Any dispute respecting either the granting or the terms of any Additional Options hereunder shall be determined by arbitration in accordance with Article "7" hereinbelow;


         (d) REPLENISHED OPTIONS: it is hereby acknowledged and understood that, during the continuance of this Agreement, and while the Company is not in a position to be able to afford to pay the Consultant all amounts otherwise due hereunder, the Consultant may be required, with the prior written request of the Company, to exercise certain of the Consultant's then vested and exercisable Vested Options and/or Additional Options granted hereunder and pay for the exercise price of the same by way of the then settlement by the Consultant of certain indebtedness which may then be due and owing by the Company under this Agreement (each such deemed settlement dollar amount per Option exercise being a "SETTLEMENT AMOUNT" hereunder as adjusted hereinbelow). In this regard, and should any Settlement Amounts for Option Shares be settled during the initial three years of the continuance of this Agreement, then, subject to the following proviso, and in addition to the Initial Option, the Vesting Options and the Additional Options already granted hereunder, the Consultant will then be entitled to be granted, at the end of such three-year period and from time to time and when applicable on a quarterly basis thereafter, further incentive stock Options in and to the Company (each such Option being herein a "REPLENISHED OPTION") then equal to and exercisable for that number of additional Option Shares of the Company which would then equate to the then Settlement Amount divided by the exercise price per Option Share underlying any such Replenished Option determined as the then ten-day trading average of the Company's shares on any recognized exchange in North America immediately prior to the date of each such granting; and in each such case exercisable for a period of ten years from the date of granting; provided, however, that, with the prior acknowledgement that the intent of all Replenished Options is to only reimburse the Consultant for any Vested Options and Additional Options lost for amounts otherwise settled than for cash, the Consultant and the Company shall first be required deduct from the Settlement Amount, in each such instance for


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
                  the granting of any Replenished Option, any net proceeds to the Consultant from the sale of any Option Shares under any exercised Vested Options and/or Additional Options which are in excess of the then aggregate Settlement Amount previously exercised. It is hereby acknowledged and agreed that it shall be the Consultant's responsibility to report to the Company in writing as to any net Settlement Amounts not otherwise satisfied after the third year of this Agreement, and any dispute respecting either the effectiveness or magnitude of any such Replenish Option to be granted hereunder shall be determined by arbitration in accordance with Article "7" hereinbelow; and


         (e) FOLLOW-ON OPTIONS: it is hereby further acknowledged and agreed that, during the continuance of this Agreement, and in addition to the Initial Option, the Vesting Options, the Additional Options and the Replenished Options hereunder, the Consultant will also be granted, from time to time and when applicable, further incentive stock Options in and to the Company (each such Option being herein a "FOLLOW-ON OPTION") equal to 15% of any incentive stock options which are heretofore granted by the Company after the Effective Date hereof to any individuals comprising the following executive positions in and to the Company (collectively, the "EXECUTIVE"): (that being to either of the Chairman (currently Mr. Spindler), the Chief Executive Officer (currently Mr.
                  Spindler), the President (currently the Consultant), any Executive Vice-President (currently Messrs. William Kerrigan and Timothy Russell); and on the same terms and conditions PRO TANTA. Any dispute respecting either the effectiveness or magnitude of any such Follow-on Option to be granted hereunder shall be determined by arbitration in accordance with Article "7" hereinbelow.


     In this regard, and subject also to the following, it is hereby acknowledged and agreed that the exercise of any such Initial Option, Vesting Option, Additional Option, Replenished Option or Follow-on Option (each being, again, an "OPTION") shall be subject, at all times, to such vesting and resale provisions as may then be contained in the Company's Option Plan and as may be finally determined by the Board of Directors, acting reasonably. Notwithstanding the foregoing, however, it is hereby also acknowledged and agreed that:


         (a) in the event that this Agreement is terminated in accordance with either of sections "3.2", "3.3", "3.4" or "3.5" hereinabove, such portion of the within and remaining Vesting Option(s), Additional Option(s) and Replenished Option(s) which shall have then vested in the foregoing manner and on the determined Effective Termination Date shall, notwithstanding the remaining exercise period of the Option(s), then be exercisable by the Consultant for a period of one year following such Effective Termination Date; and


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

         (b) in the event of a Change in Control of the Company, the within Option(s) shall vest immediately and in priority to any other vesting provision contained in this Agreement and in any agreement evidencing the within Option(s) subject, at all times, to the terms and conditions of the Company's then Option Plan.


     In this regard, and in accordance with the terms and conditions of each final form of Option agreement, the Parties hereby also acknowledge and agree that:


         (a) REGISTRATION OF OPTION SHARES UNDER THE INITIAL OPTION AND VESTING OPTIONS: the Company shall file with the United States Securities and Exchange Commission (the "SEC") a registration statement on Form S-8 (the "FORM S-8 REGISTRATION STATEMENT") within 90 calendar days after the Effective Date hereof covering the issuance of all Option Shares of the Company underlying the then issued Initial Option and Vesting Options, and such Form S-8 Registration Statement shall comply with all requirements of the SECURITIES ACT OF 1933, as amended (the "SECURITIES ACT"). In this regard the Company shall use its best efforts to ensure that the Form S-8 Registration Statement remains effective as long as such Initial Option and Vesting Options are outstanding, and the Consultant fully understands and acknowledges that these Option Shares will be issued in reliance upon the exemption afforded under the Form S-8 Registration Statement which is available only if the Consultant acquires such Option Shares for investment and not with a view to distribution. The Consultant is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act and the special meaning given to such term in various releases of the SEC;


         (b) REGISTRATION OF OPTION SHARES UNDER THE ADDITIONAL OPTIONS AND FOLLOW-ON OPTIONS: subject, in part, to the pooling provisions of paragraph "(e)" hereinbelow, the Company shall also file with the SEC a Form S-8 Registration Statement within 90 calendar days after the granting by the Company to the Consultant of any Additional Option, Replenished Option or Follow-on Option hereunder covering the issuance of all Option Shares of the Company underlying the then issued Additional Option, Replenished Option or Follow-on Option, and such Form S-8 Registration Statement shall comply with all requirements of the Securities Act. In this regard the Company shall again use its best efforts to ensure that the Form S-8 Registration Statement remains effective as long as such Additional Option, Replenished Option or Follow-on Option is outstanding, and the Consultant fully understands and again acknowledges that these Option Shares will be issued in reliance upon the exemption afforded under the Form S-8 Registration Statement which is available only if the Consultant acquires such Option Shares for investment and not with a view to distribution;


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

         (c) SECTION 16 COMPLIANCE: the Company shall ensure that all grants of Options are made to ensure compliance with all applicable provisions of the exemption afforded under Rule 16b-3 promulgated under the SECURITIES AND EXCHANGE ACT OF 1934, as amended (the "EXCHANGE ACT"). Without limiting the foregoing, the Company shall have an independent committee of the Board of Directors of the Company approve each grant of incentive stock options to the Executive and, if required, by the applicable Regulatory Authorities and the shareholders of the Company. The Company shall file, on behalf of the Executive, all reports required to filed with the SEC pursuant to the requirements of Section 16(a) under the Exchange Act and applicable rules and regulations;


         (d) DISPOSITION OF ANY OPTION SHARES: the Consultant further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Consultant agrees that the Consultant shall in no event make any disposition of all or any portion of the Option Shares which the Consultant may acquire hereunder unless and until:


                  (i) there is then in effect a "REGISTRATION STATEMENT" under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or


                  (ii) (A) the Consultant shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition,
                           (B) the Consultant shall have furnished the Company with an opinion of the Consultant's own counsel to the effect that such disposition will not require registration of any such Option Shares under the Securities Act and (C) such opinion of the Consultant's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Consultant of such concurrence;


         (e) POOLING OF ANY OPTION SHARES UNDER ADDITIONAL OPTIONS AND REPLENISHED OPTIONS: the Consultant further acknowledges and understands that, notwithstanding the prior filing by the Company of any Form S-8 Registration Statement and Resale Registration Statement in connection with any Option Shares acquired by the Consultant under any vested Additional Option and Replenished Option hereunder, within 90 calendar days of the granting of the first Additional Option hereunder the Parties hereby agree to negotiate, in good faith and to formal agreement, a proposed pooling or lock-up agreement (the "POOLING AGREEMENT") covering the resale of any Option Shares acquired by the Consultant under any Additional Option and Replenished Option hereunder, with the prior understanding that the purpose of the proposed Pooling Agreement will be to provide for the orderly trading of the Company's common stock during the continuance of this Agreement. In this regard, and should the Parties be unable to form a final Pooling Agreement


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
                  as set forth hereinabove, the final form of Pooling Agreement shall be determined by arbitration in accordance with Article "7" hereinbelow; and


         (f) PAYMENT FOR ANY OPTION SHARES: it is hereby further acknowledged and agreed that, during the continuance of this Agreement, the Consultant shall be entitled to exercise any vested Option granted hereunder and pay for the same by way of the prior agreement of the Consultant, in the Consultant's sole and absolute discretion, and with the prior knowledge of the Company, to settle any indebtedness which may be due and owing by the Company under this Agreement in payment for the exercise price of any Option Shares acquired thereunder. In this regard, and subject to further discussion as between the Company and the Consultant, together with the prior approval of the Board of Directors of the Company and the establishment by the Company of a new Option Plan predicated upon the same, it is envisioned that, when the Company is in a position to afford the same, the Company may adopt certain additional "cashless exercise" provisions respecting the granting and exercise of incentive stock options during the continuance of this Agreement.


     4.8 BENEFITS. It is hereby acknowledged and agreed that, when instituted, and during the continuance of this Agreement, the Consultant shall be entitled to participate fully in each of the Companies' respective medical services plans and management and employee benefits program(s) (collectively, the "BENEFITS").



                                    ARTICLE 5
                    ADDITIONAL OBLIGATIONS OF THE CONSULTANT


     5.1 REPORTING. At such time or times as may be required by the Board of Directors of the Company, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant's General Services and activities hereunder for the previous month as the Board of Directors may reasonably require.


     5.2 NON-CIRCUMVENTION. The Consultant hereby acknowledges and agrees, for a period of at least six months following the termination of this Agreement for any reason whatsoever, not to initiate any contact or communication directly with either of the Companies or any of their respective subsidiaries, as the case may be, together with each of their respective directors, officers, representatives, agents or employees, without the prior written consent of the Board of Directors and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the Board of Directors to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined) and now with any view to causing any such person to leave his or her position with either of the Companies.


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

     5.3 CONFIDENTIALITY. The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Companies or of any of the Companies' respective subsidiaries which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Companies' respective Business interests. This restriction will continue to apply for a period of two years after the termination of this Agreement but will cease to apply to information or knowledge which may come into the public domain.


     5.4 COMPLIANCE WITH APPLICABLE LAWS. The Consultant will not knowingly violate any Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company. In this regard the Company hereby agrees to provide the Consultant with access to the Company's legal counsel in order to determine, in advance, if the proposed performance by the Consultant of any General Services hereunder is in accordance with the Consultant's duties to the Companies under this Agreement.


     5.5 OPINIONS, REPORTS AND ADVICE OF THE CONSULTANT. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Companies in connection with the Consultant's engagement hereunder are intended solely for the Companies' benefit and for the Companies' uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Companies. In this regard the Consultant covenants and agrees that the Companies may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Companies' sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Companies may be made by the Consultant without the prior written consent of the Board of Directors of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors, be provided by the Consultant to the Companies in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.


     5.6 CONSULTANT'S BUSINESS CONDUCT. In the event that either of the Companies has a reasonable concern that any of the General Services that are being provided by the Consultant are being conducted in a way contrary to law, or are reasonably likely to bring disrepute to the Business interests or to the


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

Companies' or the Consultant's reputation, the Companies may require that the Consultant make such alterations in the Consultant's business conduct or structure, whether of management or Board representation or Consultant or sub-licensee representation, as the Board of Directors may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon 30 calendar days' prior written notice to the Consultant. In this regard the Company hereby again agrees to provide the Consultant with access to the Company's legal counsel in order to determine, in advance, if the proposed performance by the Consultant of any General Services hereunder is in accordance with the Consultant's duties to the Company under this Agreement. In the event of any debate or dispute as to the reasonableness of the Board of Directors of the Company's request or requirements, the judgment of the Board of Directors shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "7" hereinbelow.


                                    ARTICLE 6
                          INDEMNIFICATION AND INSURANCE


     6.1 INDEMNIFICATION. The Companies hereby agree to indemnify and save harmless the Consultant from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind and to the extent allowed by law and including, without limitation, any investigation expenses incurred by the Consultant, to which the Consultant may become subject by reason only of the performance by the Consultant of the General Services under this Agreement; provided, however, that this indemnity shall only apply if the General Services are performed faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Companies. This indemnity will not apply in respect of the Consultant in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Consultant was grossly negligent or guilty of willful misconduct.


     In case any action is brought against the Consultant in respect of which indemnity may be sought against either of the Parties hereto, the Consultant will give the Company prompt written notice of any such action of which the Consultant has knowledge and the Company will undertake the investigation and defense thereof on behalf of the Consultant, including the prompt employment of counsel and the payment of all expenses. Failure by the Consultant to so notify shall not relieve the Companies of the Companies' obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the Companies of substantive rights or defenses. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto, such consent not to be unreasonable withheld. Notwithstanding that the Company will undertake the investigation and defense of any action, the Consultant will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Consultant unless such counsel has been authorized by the Company, the Company has not assumed the defense of the action within a reasonable period of time after receiving notice of the action, the named parties to any such action include that the Consultant shall have been advised by counsel that there may be a conflict of interest between any Party


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
hereto or there are one or more legal defenses available to the Consultant which are different from or in addition to those available to the Companies.


     If for any reason other than the gross negligence or bad faith of the Consultant being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Consultant or insufficient to hold the Consultant harmless, the Companies shall contribute to the amount paid or payable by the Consultant as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Companies on the one hand and the Consultant on the other, but also the relative fault of the Companies and the Consultant and other equitable considerations which may be relevant. Notwithstanding the foregoing, the Companies shall in any event contribute to the amount paid or payable by the Consultant as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Consultant), any excess of such amount over the amount of the fees actually received by the Consultant hereunder.


     6.2 INSURANCE. During the continuance of this Agreement it is hereby acknowledged and agreed that the Company will use its best efforts to seek and obtain directors' and officers' liability insurance (collectively, the "INSURANCE") for its Board of Directors and Senior Officers which in no case shall be less than the insurance which a reasonable and prudent businessman carrying on a similar line of business would acquire from time to time. In connection with the foregoing it is hereby further acknowledged and agreed that any such Insurance shall be placed with a reputable and financially secure insurance carrier and shall include the Company as an additional insured and shall provide primary coverage with respect to the activities contemplated by this Agreement. Furthermore, it is also intended that any such Insurance policy(ies) shall include severability of interest and cross-liability provisions and shall provide that the policy(ies) shall not be canceled or materially altered except upon at least 30 calendar days' prior written notice to each of the relevant parties thereto.


                                    ARTICLE 7
                                   ARBITRATION


     7.1 MATTERS FOR ARBITRATION. Except for matters of indemnity or in the case of urgency to prevent material harm to a substantive right or asset, the Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof. This provision shall not prejudice a Party from seeking a Court order or assistance to garnish or secure sums or to seek summary remedy for such matters as counsel may consider amenable to summary proceedings.


     7.2 NOTICE. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
expiration of such five business days the Party who gave such notice may proceed
to  refer  the  dispute  to   arbitration  as  provided  for  in  section  "7.3"
hereinbelow.


     7.3 APPOINTMENTS. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed in accordance with the CPR Rules. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such CPR Rules. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and the chairperson shall preside over the arbitration and determine all questions of procedure not provided for by the CPR Rules or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


     7.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                    ARTICLE 8
                               GENERAL PROVISIONS


     8.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.


     8.2 NO ASSIGNMENT. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties.


     8.3 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third business day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


     8.4 TIME OF THE ESSENCE. Time will be of the essence of this Agreement.


     8.5  ENUREMENT.  This  Agreement  will enure to the  benefit of and will be
binding  upon  the  Parties  hereto  and  their  respective  heirs,   executors,
administrators and assigns.


     8.6 CURRENCY. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States.


     8.7 FURTHER ASSURANCES. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.


     8.8 REPRESENTATION AND COSTS. It is hereby acknowledged by each of the Parties hereto that Devlin Jensen, Barristers and Solicitors, and the law office of Reed & Reed, PC, act solely for the Companies, and, correspondingly, that the Consultant has been required by each of Devlin Jensen, the law office of Reed & Reed, PC and the Companies to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Devlin Jensen, Barristers and Solicitors, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Companies and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Companies for certain of such persons to act in a similar capacity while acting for the Companies as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Devlin Jensen, Barristers and Solicitors, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Devlin Jensen, Barristers and Solicitors, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________
costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen, Barristers and Solicitors, and the law office of Reed & Reed, PC shall be at the cost of the Companies.


     8.9 APPLICABLE LAW. The situs of this Agreement is Houston, Texas, U.S.A., and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Texas, U.S.A.


     8.10 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).


     8.11 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


     8.12 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Effective Date as set forth on the front page of this Agreement.


     8.13 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.


     8.14 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:


         (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________

         (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;


         (c)      constitute a general waiver under this Agreement; or


         (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


                  IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals as at the Effective Date as hereinabove determined.


The CORPORATE SEAL of                       )
PETROGEN CORP.,                             )
the Company herein, was hereunto affixed    )
in the presence of:                         )              (C/S)
                                            )
___________________________________________ )
Authorized Signatory                        )


The CORPORATE SEAL of                       )
PETROGEN, INC.,                             )
Petrogen, Inc. herein, was hereunto affixed )
in the presence of:                         )              (C/S)
                                            )
___________________________________________ )
Authorized Signatory                        )


SIGNED, SEALED and DELIVERED by             )
NEVILLE HENRY,                              )
the Consultant herein, in the presence of:  )
                                            )
___________________________________________ )
Witness Signature                           )
                                                  ______________________________
                                            )              NEVILLE HENRY
___________________________________________ )
Witness Address                             )
                                            )
___________________________________________ )
Witness Name and Occupation                 )

                                   __________


        -- Management Consulting Services Agreement with Neville Henry --
           ___________________________________________________________
                     -- Petrogen Corp. and Petrogen, Inc. --
                        _________________________________